EXHIBIT 14

POWER OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Larry N. Norman, Director, Chairman of the Board and President of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209
Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA J	Immediate Income Builder II	333-63086
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792
Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2008.

/s/ Larry N. Norman
Larry N. Norman
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Ron L. Ziegler, Director and Vice President of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209
Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA J	Immediate Income Builder II	333-63086
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792
Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2008.

/s/ Ron L. Ziegler
Ron L. Ziegler
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Craig D. Vermie, Director, Senior Vice President, Secretary and General Counsel of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209
Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA J	Immediate Income Builder II	333-63086
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792
Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2008.

/s/ Craig D. Vermie
Craig D. Vermie
Director, Senior Vice President, Secretary and
General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209
Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA J	Immediate Income Builder II	333-63086
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792
Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2008.

/s/ Arthur C. Schneider
Arthur C. Schneider
Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M. Craig Fowler, Treasurer and Vice President of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209
Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA J	Immediate Income Builder II	333-63086
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792
Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2008.

/s/ M. Craig Fowler
M. Craig Fowler
Treasurer, Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, Director, Executive Vice President and Chief Operating Officer of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209
Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA J	Immediate Income Builder II	333-63086
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792
Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2008.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director, Executive Vice President and Chief Operating Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Vice President and Corporate Controller of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA A	The Atlas Portfolio Builder Variable Annuity	333-26209
Separate Account VA B	Transamerica Landmark Variable Annuity	33-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	33-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA J	Immediate Income Builder II	333-63086
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA L	Transamerica Preferred Advantage Variable Annuity	333-87792
Separate Account VA P	Flexible Premium Variable Annuity - A	333-98891
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA S	Flexible Premium Variable Annuity - D	333-109913
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2008.

/s/ Eric J. Martin
Eric J. Martin
Vice President and Corporate Controller